                                                               CONFORMED COPY
                                                               --------------

                              AMENDMENT AND WAIVER

          AMENDMENT AND WAIVER, dated as of October 1, 2001 (this "Amendment"),
                                                                   ---------
to the Fifth Amended and Restated Credit Agreement, dated as of November 1, 1999 (as amended, supplemented or otherwise modified from time to time, the "Credit
                                                                        ------
Agreement"), among Aurora Foods Inc. (the "Company"), the financial institutions
---------                                  -------
parties thereto (the "Lenders"), The Chase Manhattan Bank, as the administrative
                      -------
agent for the Lenders (in such capacity, the "Administrative Agent"), National
                                              --------------------
Westminster Bank PLC, as syndication agent (in such capacity, the "Syndication
                                                                   -----------
Agent") and UBS AG, Stamford Branch, as documentation agent (in such capacity,
-----
the "Documentation Agent").
     -------------------

                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Company;

          WHEREAS, the Company has requested, and, upon this Amendment becoming effective, the Lenders have agreed, that certain provisions of the Credit Agreement be amended and waived as set forth below;

          NOW, THEREFORE, the parties hereto hereby agree as follows:

          SECTION 1.  Defined Terms. Terms defined in the Credit Agreement and
                      -------------
used herein shall have the meanings given to them in the Credit Agreement.


          SECTION 2.  Waivers to the Credit Agreement. (a) Any breach by the
                      -------------------------------
Company of the financial condition covenant set forth in subsection 7.6F of the Credit Agreement with respect to the test period ending September 30, 2001, and any Event of Default or Potential Event of Default resulting from any such breach is hereby waived; provided that, (i) such waiver shall be effective for
                         --------
the period from September 30, 2001 to and including October 31, 2001 only if, after giving pro forma effect to the IP License as if the IP License had occurred on or prior to September 30, 2001 and to the use by the Company of the assumed Net Cash Proceeds therefrom of at least $17,000,000 to prepay Term Loans pursuant to Section 2.4B(iii)(a) of the Credit Agreement, the Company would have been in compliance with subsection 7.6F of the Credit Agreement as of September 30, 2001 and (ii) such waiver shall be effective after October 31, 2001 only if the IP License has occurred on or prior to such date and the Net Cash Proceeds therefrom have been used to prepay Term Loans pursuant to Section 2.4B(iii)(a) of the Credit Agreement and if, after giving effect to the IP License as if the IP License had occurred on or prior to September 30, 2001 and to the use by the Company the Net Cash Proceeds therefrom to prepay Term Loans pursuant to Section 2.4B(iii)(a) of the Credit Agreement, the Company would have been in compliance with subsection 7.6F of the Credit Agreement as of September 30, 2001.

                  (b) Any breach by the Company of subsections 7.2A or 7.7 of the Credit Agreement with respect to the consummation of the IP License, or, to the extent that the IP License constitutes "Indebtedness" of clause (v) of the definition thereof in subsection 1.1, subsection 7.1 with respect to any such Indebtedness, is hereby waived.

                  SECTION 3. Amendments to the Credit Agreement.
                             ----------------------------------

                  (a) Amendment to Subsection 1.1. Subsection 1.1 of the Credit
                      ---------------------------
Agreement shall be hereby amended by adding the following definitions in proper alphabetical order:

                  "IP License" means the sale of a perpetual license to the IP
                   ----------
         Licensee to use the trademarks, service marks, formulas and other intellectual property relating to certain foodservice businesses for use in the foodservice channel (the "Licensed Intellectual Property")
                                              ------------------------------
         for an initial payment of approximately $17,000,000 or more. The obligations of the Company to the IP Licensee in respect of the IP License shall be secured by a security interest in the assets of the Company comprising the Licensed Intellectual Property. The IP License shall be deemed to be an "Asset Sale" for purposes of this agreement.

                  "IP Licensee" means the purchaser of the perpetual license
                   -----------
         described in the definition of "IP License".

                  (b)  Amendment to Subsection 5.16A. Subsection 5.16A of the
                       -----------------------------
Credit Agreement shall be hereby amended by adding the following parenthetical after the phrase "a valid and perfected First Priority Lien on all of the Collateral":

                  "(other than any such Collateral over which the IP Licensee has been granted a first priority security interest pursuant to the IP License)"

                  (c)  Amendment to Subsection 7.6F. If, as of October 31, 2001,
                       ----------------------------
(i) the IP License has not been consummated, (ii) the Company is not in compliance with subsection 7.6F for the test period from July 1, 2001 to September 30, 2001 and (iii) the Company has paid to each Lender which executes and delivers this Amendment prior to 12:00 Noon, New York City time, October 1, 2001, a fee equal to 0.075% of the sum of such Lender's (A) Revolving Credit Commitment, (B) outstanding Tranche A Term Loans and (C) outstanding Tranche B Term Loans, subsection 7.6F shall be amended as of such date by deleting the portion of the table appearing at the end of subsection 7.6F of the Credit Agreement relating to the periods set forth below and substituting in lieu thereof the following:


         -------------------------------------------------------------

                                                    MAXIMUM SENIOR
                   TEST PERIOD                      LEVERAGE RATIO
         -------------------------------------------------------------
               07/01/01 - 09/30/01                     4.11:1.00
         -------------------------------------------------------------

          SECTION 4.  Authorization of Intercreditor Agreement. The Lenders
                      ----------------------------------------
hereby authorize the Administrative Agent to enter into an intercreditor agreement with the IP Licensee, pursuant to which the IP Licensee shall be granted a security interest in the Licensed Intellectual Property pursuant to the terms of the IP License.

          SECTION 5.  Conditions to Effectiveness. This Amendment shall be
                      ---------------------------
effective on the date (the "Effective Date") on which the Administrative Agent
                            --------------
shall have received this Amendment, executed and delivered by a duly authorized officer of each of the Company, the Guarantor and the Requisite Lenders.

          SECTION 6.  Representations and Warranties. To induce the Lenders
                      ------------------------------
parties hereto to enter into this Amendment, the Company hereby represents and warrants to the Administrative Agent and all of the Lenders that (i) the representations and warranties made by the Company in the Loan Documents are true and correct in all material respects on and as of the date hereof, after giving effect to the effectiveness of this Amendment, as if made on and as of the date hereof and (ii) after giving effect to this Amendment, no Event of Default or Potential Event of Default shall have occurred and be continuing.

          SECTION 7.  Effect on the Loan Documents. (a) Except as specifically
                      ----------------------------
amended or waived above, the Credit Agreement and all other Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

          (b) The execution, delivery and effectiveness of this Amendment, except as expressly provided herein, shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

          SECTION 8.  Costs, Expenses and Taxes. The Company agrees to pay on
                      -------------------------
demand all actual and reasonable and documented out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery, administration, modification and amendment of this Amendment and the other instruments and documents to be delivered thereunder and hereunder, including, without limitation, the reasonable and documented fees and out-of-pocket expenses of counsel for the Administrative Agent (including allocated costs of internal counsel) with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities hereunder and thereunder. The Company further agrees to pay on demand all costs and expenses of the Administrative Agent and each of the Lenders, if any (including, without limitation, counsel fees and expenses), in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, reasonable counsel fees and expenses (including allocated costs of internal counsel) in connection with the enforcement of rights under this Section 7.

          SECTION 9.  Affirmation of Subsidiary Guaranty, Pledge Agreement and
                      --------------------------------------------------------
Credit Agreement. The Guarantor hereby consents to the modification of the
----------------
Credit Agreement contemplated hereby and each of the Company and the Guarantor hereby acknowledge and agree that the guarantees contained in the Subsidiary Guaranty, the pledge of stock contained in the Pledge Agreement and the obligations contained in the Credit Agreement as modified hereby are, and shall remain, in full force and effect.

          SECTION 10. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND
                      -------------
OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          SECTION 11. Execution in Counterparts. This Amendment may be executed
                      -------------------------
by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Any executed counterpart delivered by facsimile transmission shall be effective as for all purposes hereof. A set of the copies of this Amendment signed by all the parties shall be lodged with the Company and the Administrative Agent.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                   AURORA FOODS INC.


                                   By: /s/ Christopher T. Sortwell
                                       -----------------------------------------
                                   Name: Christopher T. Sortwell
                                   Title: Executive Vice President and Chief
                                          Financial Officer


                                   SEA COAST FOODS, INC.


                                   By: /s/ Christopher T. Sortwell
                                       -----------------------------------------
                                   Name: Christopher T. Sortwell
                                   Title: Chief Financial Officer, Secretary,
                                          and Director


                                   THE CHASE MANHATTAN BANK,
                                   as Administrative Agent and as a Lender


                                   By: /s/ Kathryn A. Duncan
                                       -----------------------------------------
                                   Name: Kathryn A. Duncan
                                   Title: Vice President

                                   ALLSTATE LIFE INSURANCE COMPANY


                                   By: /s/ Jerry D. Zinkula
                                       -----------------------------------------
                                   Name: Jerry D. Zinkula
                                   Title: Authorized Signatory


                                   By: /s/ Patricia W. Wilson
                                       -----------------------------------------
                                   Name: Patricia W. Wilson
                                   Title: Authorized Signatory


                                   APEX (IDM) CDO I, LTD.


                                   By: /s/ Roshan White
                                       -----------------------------------------
                                   Name: Roshan White
                                   Title: Vice President

                                   ARES LEVERAGED INVESTMENT FUND II, L.P.


                                   By: ARES Management II, L.P. its General
                                   Partner


                                   By: /s/ David A. Sachs
                                       -----------------------------------------
                                   Name: David A. Sachs
                                   Title: Vice President


                                   ARES III CLO LTD.


                                   By: ARES CLO Management, LLC its Investment
                                   Partner


                                   By: /s/ David A. Sachs
                                       -----------------------------------------
                                   Name: David A. Sachs
                                   Title: Vice President

                                   ARES IV CLO LTD.


                                   By: ARES CLO Management IV, L.P. its
                                   Investment Partner


                                   By: ARES CLO GP IV, LLC its Managing Manager


                                   By: /s/ David A. Sachs
                                       -----------------------------------------
                                   Name: David A. Sachs
                                   Title: Vice President


                                   BANCO ESPIRITO SANTO, S.A.


                                   By: /s/ Terry R. Hull
                                       -----------------------------------------
                                   Name: Terry R. Hull
                                   Title: Senior Vice President


                                   By: /s/ Andrew M. Orsen
                                       -----------------------------------------
                                   Name: Andrew M. Orsen
                                   Title: Vice President


                                   BANK OF AMERICA, NA


                                   By: /s/ Laura Sweet
                                       -----------------------------------------
                                   Name: Laura Sweet
                                   Title: AVP

                                     BAYERISCHE HYPO-UND VEREINSBANK AG


                                     By: /s/ Francesco Ossino
                                         ---------------------------------------
                                     Name:   Francesco Ossino
                                     Title: Director

                                     By: /s/ Timothy L. Harrod
                                         ---------------------------------------
                                     Name:   Timothy L. Harrod
                                     Title: Managing Director


                                     BNP PARIBAS


                                     By: /s/ Stephanie Rogers
                                         ---------------------------------------
                                     Name:   Stephanie Rogers
                                     Title: Vice President

                                     By: /s/ Duane P. Helkowski
                                         ---------------------------------------
                                     Name:   Duane P. Helkowski
                                     Title: Director


                                     CENTURION CDO II, LTD.


                                     By: American Express Asset Management Group
                                     Inc. as Collateral Manager


                                     By: /s/ Lynn A. Hopton
                                         ---------------------------------------
                                     Name:   Lynn A. Hopton
                                     Title: Senior Managing Director

                                      CLYDESDALE CLO 2001-1, LTD.


                                      By: Nomura Corporate Research and Asset
                                      Management Inc. as Collateral Manager


                                      By: /s/ Richard W. Stewart
                                          --------------------------------------
                                      Name:   Richard W. Stewart
                                      Title: Director


                                      COBANK, ACB


                                      By: /s/ S. Richard Dill
                                          --------------------------------------
                                      Name:   S. Richard Dill
                                      Title: Vice President


                                      CONTINENTAL CASUALTY COMPANY


                                      By: /s/ Richard W. Dubberke
                                          --------------------------------------
                                      Name:   Richard W. Dubberke
                                      Title: Vice President


                                      CYPRESSTREE INVESTMENT PARTNERS I, LTD.,


                                      By: CypressTree Investment Management
                                      Company, Inc. as Portfolio Manager


                                      By: /s/ P. Jeffrey Huth
                                          --------------------------------------
                                      Name:   P. Jeffrey Huth
                                      Title: Principal

                                       CYPRESSTREE INVESTMENT PARTNERS II, LTD.,


                                       By: CypressTree Investment Management
                                       Company, Inc. as Portfolio Manager


                                       By: /s/ P. Jeffrey Huth
                                           -------------------------------------
                                       Name:   P. Jeffrey Huth
                                       Title: Principal


                                       DEUTSCHE BANK AG NEW YORK BRANCH and/or
                                       CAYMAN ISLANDS BRANCH


                                       By: /s/ Alexander Karow
                                           -------------------------------------
                                       Name:   Alexander Karow
                                       Title: Vice President

                                       By: /s/ Thomas A. Foley
                                           -------------------------------------
                                       Name:   Thomas A. Foley
                                       Title: Vice President


                                       ELC (CAYMAN) LTD. CDO SERIES 1999-I


                                       By: /s/ Roshan White
                                           -------------------------------------
                                       Name:   Roshan White
                                       Title: Vice President

                                       ELC (CAYMAN) LTD. 1999-III


                                       By: /s/ Roshan White
                                           -------------------------------------
                                       Name:   Roshan White
                                       Title: Vice President

                                         ELC (CAYMAN) LTD. 2000-1


                                         By: /s/ Roshan White
                                             ----------------------------
                                         Name:   Roshan White
                                         Title: Vice President

                                         EQ ADVISORS TRUST


                                         By: Alliance Capital Management L.P.,
                                         as Advisor


                                         By: /s/ Greg Dube
                                             -----------------------------------
                                         Name:   Greg Dube
                                         Title: Portfolio Manager

                                         FIRSTAR BANK, NATIONAL ASSOCIATION


                                         By: /s/ Mark Olmon
                                             -----------------------------------
                                         Name:   Mark Olmon
                                         Title: Sr. Vice President


                                         FRANKLIN FLOATING RATE TRUST


                                         By: /s/ Chauncey Lufkin
                                             -----------------------------------
                                         Name:   Chauncey Lufkin
                                         Title: Vice President

                                         FRANKLIN FLOATING RATE MASTER SERIES


                                         By: /s/ Chauncey Lufkin
                                             -----------------------------------
                                         Name:   Chauncey Lufkin
                                         Title: Vice President

                                           FRANKLIN CLO II, LIMITED


                                           By: /s/ Chauncey Lufkin
                                               ---------------------------------
                                           Name:   Chauncey Lufkin
                                           Title: Vice President

                                           GENERAL ELECTRIC CAPITAL CORPORATION


                                           By: /s/ W. Jerome McDermott
                                               ---------------------------------
                                           Name:   W. Jerome McDermott
                                           Title: Duly Authorized Signatory


                                           HARBOURVIEW CDO II LTD., FUND


                                           By: /s/ Lisa Chaffee
                                               ---------------------------------
                                           Name:   Lisa Chaffee
                                           Title: Manager

                                           HARRIS TRUST AND SAVINGS BANK


                                           By: /s/ John Lyons
                                               ---------------------------------
                                           Name:   John Lyons
                                           Title: Vice President

                                           HSBC BANK USA


                                           By: /s/ Desmond C. English
                                               ---------------------------------
                                           Name:   Desmond C. English
                                           Title: Associate Director

                                      INDOSUEZ CAPITAL FUNDING IIA, LIMITED


                                      By: Indosuez Capital as Portfolio Advisor

                                      By: /s/ Melissa Marano
                                          --------------------------------------
                                      Name:   Melissa Marano
                                      Title: Vice President

                                      INDOSUEZ CAPITAL FUNDING III, LIMITED


                                      By: Indosuez Capital as Portfolio Advisor

                                      By: /s/ Melissa Marano
                                          --------------------------------------
                                      Name:   Melissa Marano
                                      Title: Vice President

                                      INDOSUEZ CAPITAL FUNDING IV, L.P.


                                      By: Indosuez Capital as Portfolio Advisor

                                      By: /s/ Melissa Marano
                                          --------------------------------------
                                      Name:   Melissa Marano
                                      Title: Vice President

                                      KZH CYPRESSTREE-1 LLC


                                      By: /s/ Susan Lee
                                          --------------------------------------
                                      Name:   Susan Lee
                                      Title: Authorized Agent

                                            KZH ING-2 LLC


                                            By: /s/ Susan Lee
                                                --------------------------------
                                            Name:   Susan Lee
                                            Title: Authorized Agent

                                            KZH PONDVIEW LLC


                                            By: /s/ Susan Lee
                                                --------------------------------
                                            Name:   Susan Lee
                                            Title: Authorized Agent

                                            KZH SHOSHONE LLC


                                            By: /s/ Susan Lee
                                                --------------------------------
                                            Name:   Susan Lee
                                            Title: Authorized Agent

                                            KZH STERLING LLC


                                            By: /s/ Susan Lee
                                                --------------------------------
                                            Name:   Susan Lee
                                            Title: Authorized Agent

                                            KZH WATERSIDE LLC


                                            By: /s/ Susan Lee
                                                --------------------------------
                                            Name:   Susan Lee
                                            Title: Authorized Agent

                                            MARINER LDC


                                            By: /s/ C. Howe II
                                                --------------------------------
                                            Name:   C. Howe II
                                            Title: Director

                                   THE MITSUBISHI TRUST AND BANKING CORPORATION


                                   By: /s/ Toshihiro Hayashi
                                       -----------------------------------------
                                   Name:   Toshihiro Hayashi
                                   Title:  Senior Vice President

                                   ML CLO XII PILGRIM AMERICA (CAYMAN) LTD.

                                   By: ING Pilgrim Investments as its Investment Manager


                                   By: /s/ Jason Groom
                                       -----------------------------------------
                                   Name:   Jason Groom
                                   Title:  Vice President

                                   ML CLO XV PILGRIM AMERICA (CAYMAN) LTD.

                                   By: ING Pilgrim Investments as its Investment Manager

                                   By: /s/ Jason Groom
                                       -----------------------------------------
                                   Name:   Jason Groom
                                   Title:  Vice President

                                   ML CLO XX PILGRIM AMERICA (CAYMAN) LTD.


                                   By: ING Pilgrim Investments as its Investment Manager


                                   By: /s/ Jason Groom
                                       -----------------------------------------
                                   Name:   Jason Groom
                                   Title:  Vice President

                                   MONUMENT CAPITAL LTD., as Assignee

                                   By: Alliance Capital Management L.P., as
                                   Investment Manager

                                   By: Alliance Capital Management Corporation,
                                   as General Partner

                                   By: /s/ Joel G. Serebransky
                                       -----------------------------------------
                                   Name:   Joel G. Serebransky
                                   Title:  Senior Vice President

                                   NATIONAL CITY BANK

                                   By: /s/ Lisa B. Lisi
                                       -----------------------------------------
                                   Name:   Lisa B. Lisi
                                   Title:  Senior Vice President

                                   NOMURA BOND & LOAN

                                   By: The Tokyo Trust & Banking Co., Ltd. as
                                   Trustee

                                   By: Nomura Corporate Research and Asset
                                   Management Inc., Attorney in Fact

                                   By: /s/ Richard W. Stewart
                                       -----------------------------------------
                                   Name:   Richard W. Stewart
                                   Title:  Director

                                   OLYMPIC FUNDING TRUST, SERIES 1999-1

                                   By: /s/ Ann E. Morris
                                       -----------------------------------------
                                   Name:   Ann E. Morris
                                   Title:  Authorized Agent

                                   OPPENHEIMER SENIOR FLOATING RATE FUND

                                   By: /s/ David Foxhaven
                                       -----------------------------------------
                                   Name:   David Foxhaven
                                   Title:  AV.P.

                                   PACIFICA PARTNERS I, L.P.

                                   By: Imperial Credit Asset Management as its
                                   Investment Advisor

                                   By: /s/ Tom Colwell
                                       -----------------------------------------
                                   Name:   Tom Colwell
                                   Title:  Vice President

                                   PILGRIM PRIME RATE TRUST


                                   By: ING Pilgrim Investments as its Investment Manager


                                   By: /s/ Jason Groom
                                       -----------------------------------------
                                   Name:   Jason Groom
                                   Title:  Vice President

                                   PILGRIM SENIOR INCOME FUND


                                   By: ING Pilgrim Investment, Inc. as its
                                   Investment Manager

                                   By: /s/ Jason Groom
                                       -----------------------------------------
                                   Name:   Jason Groom
                                   Title:  Vice President

                                   PILGRIM AMERICA HIGH INCOME INVESTMENTS INC.
                                   LTD.

                                   By: ING Pilgrim Investments as its Investment Manager

                                   By: /s/ Jason Groom
                                       -----------------------------------------
                                   Name:   Jason Groom
                                   Title:  Vice President

                                   PILGRIM CLO 1999-1 LTD.


                                   By: ING Pilgrim Investments as its Investment Manager


                                   By: /s/ Jason Groom
                                       -----------------------------------------
                                   Name:   Jason Groom
                                   Title:  Vice President

                                   PINEHURST TRADING LLC


                                   By: /s/ Ann E. Morris
                                       -----------------------------------------
                                   Name:   Ann E. Morris
                                   Title:  Authorized Agent


                                   PPM SPYGLASS FUNDING TRUST


                                   By: /s/ Ann E. Morris
                                       -----------------------------------------
                                   Name:   Ann E. Morris
                                   Title:  Authorized Agent


                                   SENIOR DEBT PORTFOLIO


                                   By: Boston Management and Research as
                                   Investment Advisor


                                   By: /s/ Payson F. Swaffield
                                       -----------------------------------------
                                   Name:   Payson F. Swaffield
                                   Title:  Vice President

                                   SEQUILS PILGRIM-1 LTD.


                                   By: ING Pilgrim Investments as its Investment Manager


                                   By: /s/ Jason Groom
                                       -----------------------------------------
                                   Name:   Jason Groom
                                   Title:  Vice President

                                   SEQUILS-CENTURION V, LTD


                                   By: American Express Asset Management Group
                                   Inc. as Collateral Manager


                                   By: /s/ Lynn A. Hopton
                                       -----------------------------------------
                                   Name:   Lynn A. Hopton
                                   Title:  Senior Managing Director


                                   SUNTRUST BANK


                                   By: /s/ Susan M. Hall
                                       -----------------------------------------
                                   Name:   Susan M. Hall
                                   Title:  Managing Director


                                   U.S. BANK NATIONAL ASSOCIATION


                                   By: /s/ Mark Olmon
                                       -----------------------------------------
                                   Name:   Mark Olmon
                                   Title:  Sr. Vice President

                                   VAN KAMPEN SENIOR INCOME TRUST


                                   By: Van Kampen Investment Advisory Corp.


                                   By: /s/ Darvin D. Pierce
                                       -----------------------------------------
                                   Name:   Darvin D. Pierce
                                   Title:  Executive Director


                                   VAN KAMPEN PRIME RATE INCOME TRUST


                                   By: Van Kampen Investment Advisory Corp.


                                   By: /s/ Darvin D. Pierce
                                       ------------------------=----------------
                                   Name:   Darvin D. Pierce
                                   Title:  Executive Director


                                   VAN KAMPEN CLO I, LIMITED


                                   By: Van Kampen Management Inc., as Collateral Manager


                                   By: /s/ Darvin D. Pierce
                                       -----------------------------------------
                                   Name:   Darvin D. Pierce
                                   Title:  Executive Director


                                   VAN KAMPEN CLO II, LIMITED


                                   By: Van Kampen Management Inc., as Collateral Manager


                                   By: /s/ Darvin D. Pierce
                                       -----------------------------------------
                                   Name:   Darvin D. Pierce
                                   Title:  Executive Director

                                   WELLS FARGO BANK, N.A.


                                   By: /s/ Hugh Diddy
                                       -----------------------------------------
                                   Name:   Hugh Diddy
                                   Title:  Vice President

                                   WINGED FOOT FUNDING TRUST


                                   By: /s/ Ann E. Morris
                                       -----------------------------------------
                                   Name:   Ann E. Morris
                                   Title:  Authorized Agent